EXHIBIT 99.1
Residential Capital, LLC Fourth Quarter 2007 Update February 28, 2008

Legal Notice This presentation is not, and is not intended to be, an offer to sell any security or the solicitation of an offer to purchase any security. Securities may only be offered pursuant to a prospectus that meets the requirements of applicable state and federal securities laws or pursuant to an exemption from the registration requirements thereof. This presentation may contain forward-looking statements within the meaning of the federal securities laws. In some cases, you can identify these statements by our use of forward- looking words such as "may," "will," "should," "anticipate," "estimate," "expect," "plan," "believe," "predict," "potential," "project," "intend," "could" or similar expressions. In particular, statements regarding our plans, strategies, prospects and expectations regarding our business are forward-looking statements. You should be aware that these statements and any other forward-looking statements in this presentation only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Many of these risks, uncertainties and assumptions are beyond our control, and may cause actual results and performance to differ materially from our expectations. Important factors that could cause our actual results to be materially different from our expectations include the risks and uncertainties set forth in our Annual Report on Form 10-K for 2007, under the heading "Risk Factors." Accordingly, you should not place undue reliance on the forward-looking statements contained in this presentation. These forward- looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

ResCap Overview Fourth Quarter 2007 Financial Update Liquidity and Funding Business Segments Asset Quality Strategy Investor Communication Company Ownership and Structure 8 2 7 5 4 3 1 Housing and Mortgage Market Update 6 2

Company Ownership and Structure

Company Ownership and Structure 49% FIM Holdings, LLC 51%

Fourth Quarter 2007 Financial Update

ResCap Credit Ratings Short-Term Long-Term Outlook DBRS R-4 B (High) Negative Fitch B BB+ Under Review - Down Moody's NP B2 Negative S&P C B Negative Note: Ratings shown are current as of 2/28/2008

ResCap Key Operating Issues U.S. Residential Finance Reduced assets largely through nonprime deconsolidation removing $22 billion from the balance sheet in the fourth quarter Maintained prime conforming agency production while reducing prime nonconforming production Servicing portfolio remained stable even as nonprime component was reduced Business Lending Total asset base reduced by $0.9 billion to $5.6 billion in the fourth quarter Increased focus on asset management and workout activities as housing market deteriorates and builders face increasing pressure International Business Securitization and whole loan activity curtailed as a result of global capital market turmoil Diminished production significantly due to constrained market liquidity 7

Financial Update Three Months Ended Dec 31 Dec 31 Dec 31 Sept 30 ($ millions) 2007 2006%^ 2007 2007%^ GAAP Net Income (Loss) ($921) ($128) - ($921) ($2,261) - Revenue $96 ($286) - $96 ($1,183) - ($ billions) U.S. Prime Loan Production $15.4 $34.3 (55%) $15.4 $20.0 (23%) MEMO: U.S. Prime Nonconforming 0.4 17.5 (98%) 0.4 4.6 (91%) U.S. Nonprime Loan Production 0.1 6.9 (99%) 0.1 0.2 (63%) International Loan Production $5.3 $8.0 (34%) $5.3 $9.1 (41%) Period Ended ($ billions) Assets $88 $136 (35%) $88 $114 (23%) U.S. Servicing Portfolio1 $410 $403 (1%) $410 $427 (4%) 1) Excludes subserviced loans which had an unpaid principal balance of $44.3 billion at 12/31/07, $52.3 billion at 9/30/07, and $55.4 billion at 12/31/06

Q3 07 RFG -922 BCG -922 -325 IBG -1248 -184 Other -921 -510 Total -921 Results By Segment Net loss of $921 million for Q4 07, driven by asset write-downs and impairments, higher credit provision and restructuring costs Increased provision for loan loss by $830 million due to continued high loss severity assumptions Recorded write-downs on credit residuals and mortgage-backed securities, as well as market-driven impairments of $643 million Took pre-tax restructuring charge of $127 million related to reduction of the workforce announced in Q3 07 Loss partially offset by gains from the retirement of ResCap debt and the deconsolidation of certain assets and debt $521 million gain recognized on debt retirement in Q4 07 $157 million gain, net of provisions, on deconsolidated assets and the related collateralized debt Q3 07 RFG -119 BCG -119 -311 IBG -430 -113 Other -543 96 Total 96

Asset Mix Reduction of total assets during 2007 of 35%, or $47.4 billion, driven by: Deconsolidation of approximately $25.9 billion of assets in 2007 Asset impairments (Goodwill, REO, etc.) Shift towards originate for sale model 12/31/03 12/31/04 12/31/05 12/31/2006 12/31/2007 Total Assets 78.559 94.35 118.89 135.59 88.19 Total Assets for the Period Ended 12/31/2007 Q4 06 Mortgage Servicing Rights 4.9 Lending Receivables 14.5 Other 14.6 Cash 2 HFI 67.9 HFS 27 Investment Securities 4.6 Assets as of 12/31/06 12/31/2007 Mortgage Servicing Rights 4.7 Lending Receivables 8.4 Other 15.2 Cash 4.4 HFI 41.3 HFS 12 Investment Securities 2.1 Assets as of 12/31/07 Mortgage Servicing Rights Mortgage Loans - HFI Lending Receivables Mortgage Loans - HFS Other Trading Securities Cash $ billions

Housing and Mortgage Market Update

Macroeconomic Drivers - Interest Rates The Federal Open Market Committee has cut the federal funds rate five times over the past few quarters Source: Federal Reserve, Moody's Economy.com Select Interest Rates 1 Year LIBOR 6 Month LIBOR 10 Year Bond 1/31/2001 5.41 5.53 5.16 2/28/2001 5.15 5.2 5.1 3/31/2001 4.77 4.81 4.89 4/30/2001 4.5 4.48 5.14 5/31/2001 4.28 4.08 5.39 6/30/2001 4.05 3.83 5.28 7/31/2001 4 3.79 5.24 8/31/2001 3.71 3.57 4.97 9/30/2001 3.11 3 4.73 10/31/2001 2.5 2.34 4.57 11/30/2001 2.38 2.11 4.65 12/31/2001 2.42 1.99 5.09 1/31/2002 2.36 1.93 5.04 2/28/2002 2.45 2.04 4.91 3/31/2002 2.85 2.24 5.28 4/30/2002 2.79 2.21 5.21 5/31/2002 2.65 2.1 5.16 6/30/2002 2.42 2 4.93 7/31/2002 2.14 1.91 4.65 8/31/2002 1.88 1.76 4.26 9/30/2002 1.87 1.78 3.87 10/31/2002 1.81 1.74 3.94 11/30/2002 1.63 1.46 4.05 12/31/2002 1.58 1.42 4.03 1/31/2003 1.48 1.37 4.05 2/28/2003 1.41 1.34 3.9 3/31/2003 1.33 1.26 3.81 4/30/2003 1.36 1.28 3.96 5/31/2003 1.25 1.23 3.57 6/30/2003 1.09 1.08 3.33 7/31/2003 1.2 1.12 3.98 8/31/2003 1.41 1.2 4.45 9/30/2003 1.35 1.19 4.27 10/31/2003 1.4 1.2 4.29 11/30/2003 1.5 1.24 4.3 12/31/2003 1.5 1.24 4.27 1/31/2004 1.4 1.19 4.15 2/29/2004 1.4 1.19 4.08 3/31/2004 1.33 1.16 3.83 4/30/2004 1.62 1.28 4.35 5/31/2004 2.02 1.52 4.72 6/30/2004 2.35 1.81 4.73 7/31/2004 2.33 1.89 4.5 8/31/2004 2.29 1.94 4.28 9/30/2004 2.37 2.09 4.13 10/31/2004 2.47 2.23 4.1 11/30/2004 2.8 2.5 4.19 12/31/2004 3.02 2.71 4.23 1/31/2005 3.22 2.89 4.22 2/28/2005 3.38 3.05 4.17 3/31/2005 3.69 3.29 4.5 4/30/2005 3.73 3.38 4.34 5/31/2005 3.75 3.49 4.14 6/30/2005 3.81 3.61 4 7/31/2005 4.05 3.83 4.18 8/31/2005 4.27 4.02 4.26 9/30/2005 4.21 4.05 4.2 10/31/2005 4.57 4.36 4.46 11/30/2005 4.78 4.55 4.54 12/31/2005 4.84 4.67 4.47 1/31/2006 4.84 4.73 4.42 2/28/2006 5.08 4.92 4.57 3/31/2006 5.19 5.05 4.72 4/30/2006 5.33 5.2 4.99 5/31/2006 5.4 5.29 5.11 6/30/2006 5.6 5.49 5.11 7/31/2006 5.66 5.58 5.09 8/31/2006 5.49 5.48 4.88 9/30/2006 5.38 5.41 4.72 10/31/2006 5.36 5.39 4.73 11/30/2006 5.3 5.37 4.6 12/31/2006 5.24 5.35 4.56 1/31/2007 5.37 5.38 4.76 2/28/2007 5.38 5.39 4.72 3/31/2007 5.2 5.32 4.56 4/30/2007 5.28 5.35 4.69 5/31/2007 5.33 5.37 4.75 6/30/2007 5.45 5.39 5.1 7/31/2007 5.38 5.37 5 8/31/2007 5.19 5.38 4.67 9/30/2007 5.06 5.35 4.52 10/31/2007 4.88 5.05 4.53 11/30/2007 4.52 4.83 4.15 12/31/2007 4.42 4.82 4.1

Macroeconomic Drivers-Unemployment The unemployment rate rose to 5.0% in December 2007 December 2007 job growth on the national level was below 1%, with a few MSAs experiencing negative job growth Source: Bureau of Labor Statistics Employment and Unemployment Rate Change in Total Employment Unemployment Rate 1/31/2002 -127 5.7 2/28/2002 -118 5.7 3/31/2002 -46 5.7 4/30/2002 -83 5.9 5/31/2002 -23 5.8 6/30/2002 47 5.8 7/31/2002 -81 5.8 8/31/2002 -15 5.7 9/30/2002 -69 5.7 10/31/2002 118 5.7 11/30/2002 10 5.9 12/31/2002 -143 6 1/31/2003 65 5.8 2/28/2003 -153 5.9 3/31/2003 -196 5.9 4/30/2003 -48 6 5/31/2003 -33 6.1 6/30/2003 24 6.3 7/31/2003 10 6.2 8/31/2003 -42 6.1 9/30/2003 81 6.1 10/31/2003 176 6 11/30/2003 55 5.8 12/31/2003 168 5.7 1/31/2004 114 5.7 2/29/2004 31 5.6 3/31/2004 343 5.8 4/30/2004 287 5.6 5/31/2004 269 5.6 6/30/2004 102 5.6 7/31/2004 59 5.5 8/31/2004 107 5.4 9/30/2004 170 5.4 10/31/2004 350 5.5 11/30/2004 65 5.4 12/31/2004 168 5.4 1/31/2005 95 5.2 2/28/2005 235 5.4 3/31/2005 124 5.2 4/30/2005 340 5.1 5/31/2005 188 5.1 6/30/2005 265 5 7/31/2005 327 5 8/31/2005 202 4.9 9/30/2005 105 5.1 10/31/2005 107 5 11/30/2005 351 5 12/31/2005 202 4.8 1/31/2006 206 4.7 2/28/2006 300 4.7 3/31/2006 249 4.7 4/30/2006 144 4.7 5/31/2006 103 4.7 6/30/2006 124 4.6 7/31/2006 222 4.7 8/31/2006 186 4.7 9/30/2006 198 4.5 10/31/2006 109 4.4 11/30/2006 196 4.5 12/31/2006 226 4.4 1/31/2007 162 4.6 2/28/2007 90 4.5 3/31/2007 175 4.4 4/30/2007 122 4.5 5/31/2007 188 4.5 6/30/2007 69 4.6 7/31/2007 93 4.7 8/31/2007 93 4.7 9/30/2007 44 4.7 10/31/2007 159 4.8 11/30/2007 115 4.7 12/31/2007 18 5

Falling Home Sales and Rising Inventories New Single-Family home sales decreased 4.7% in December from November, and are down 41% from a year ago, reaching their lowest level since 1991 Existing Single-Family home sales decreased 2.0% in December, and are down 22% from a year ago Inventory of both new and existing unsold homes exceeded the 9 month mark in December Source: U.S. Census Bureau, National Association of Realtors SAAR = Seasonally Adjusted Annual Rate Source: U.S Census Bureau, National Association of Realtors New and Existing Home Sales Inventory of Unsold Homes Existing New 1/1/2001 4550 936 2/1/2001 4660 963 3/1/2001 4830 939 4/1/2001 4730 909 5/1/2001 4680 885 6/1/2001 4820 882 7/1/2001 4810 880 8/1/2001 4850 866 9/1/2001 4630 853 10/1/2001 4650 871 11/1/2001 4650 924 12/1/2001 4860 979 1/31/2002 5220 880 2/28/2002 5200 948 3/31/2002 4980 923 4/30/2002 5000 936 5/31/2002 4970 978 6/30/2002 4860 957 7/31/2002 4780 956 8/31/2002 4730 1014 9/30/2002 4870 1044 10/31/2002 5020 1006 11/30/2002 5060 1024 12/31/2002 5280 1048 1/31/2003 5330 999 2/28/2003 5290 936 3/31/2003 5170 999 4/30/2003 5150 1012 5/31/2003 5240 1078 6/30/2003 5240 1193 7/31/2003 5530 1168 8/31/2003 5760 1206 9/30/2003 5800 1131 10/31/2003 5630 1144 11/30/2003 5480 1093 12/31/2003 5700 1129 1/31/2004 5510 1165 2/29/2004 5630 1159 3/31/2004 5860 1276 4/30/2004 5920 1186 5/31/2004 6030 1241 6/30/2004 6090 1180 7/31/2004 6000 1088 8/31/2004 5870 1175 9/30/2004 5880 1214 10/31/2004 6020 1305 11/30/2004 6110 1179 12/31/2004 6050 1242 1/31/2005 6240 1203 2/28/2005 6070 1319 3/31/2005 6100 1328 4/30/2005 6240 1260 5/31/2005 6200 1286 6/30/2005 6260 1274 7/31/2005 6230 1389 8/31/2005 6280 1255 9/30/2005 6300 1244 10/31/2005 6190 1336 11/30/2005 6140 1214 12/31/2005 5930 1239 1/31/2006 5940 1185 2/28/2006 6090 1084 3/31/2006 6040 1126 4/30/2006 5880 1097 5/31/2006 5830 1087 6/30/2006 5700 1073 7/31/2006 5510 969 8/31/2006 5530 1009 9/30/2006 5460 1004 10/31/2006 5520 952 11/30/2006 5490 987 12/31/2006 5500 1019 1/31/2007 5670 890 2/28/2007 5880 840 3/31/2007 5350 830 4/30/2007 5240 907 5/31/2007 5190 861 6/30/2007 5020 797 7/31/2007 5000 796 8/31/2007 4790 701 9/30/2007 4370 693 10/31/2007 4370 725 11/30/2007 4400 634 12/31/2007 4310 604 New Existing 1/31/2002 4.2 4.3 2/28/2002 4 4.4 3/31/2002 4.1 4.6 4/30/2002 4.3 5 5/31/2002 4 4.7 6/30/2002 4.2 5 7/31/2002 4.2 4.7 8/31/2002 4 5.1 9/30/2002 3.9 4.9 10/31/2002 4 4.9 11/30/2002 4 4.9 12/31/2002 4 4.3 1/31/2003 4 4.6 2/28/2003 4.5 4.5 3/31/2003 4.1 4.7 4/30/2003 4.1 5.2 5/31/2003 3.9 4.8 6/30/2003 3.5 5.1 7/31/2003 3.6 4.6 8/31/2003 3.5 4.6 9/30/2003 3.8 4.3 10/31/2003 3.8 4.6 11/30/2003 4.1 4.9 12/31/2003 4 4.3 1/31/2004 3.8 4.4 2/29/2004 3.7 4.5 3/31/2004 3.6 4.4 4/30/2004 4 4.3 5/31/2004 3.8 4.3 6/30/2004 3.9 4.2 7/31/2004 4.5 4.4 8/31/2004 4.3 4.5 9/30/2004 4.1 4.2 10/31/2004 3.9 4.3 11/30/2004 4.3 4.3 12/31/2004 4.1 3.9 1/31/2005 4.4 3.6 2/28/2005 4.3 4 3/31/2005 4.1 4 4/30/2005 4.3 4.2 5/31/2005 4.2 4.3 6/30/2005 4.3 4.5 7/31/2005 4.2 4.5 8/31/2005 4.5 4.7 9/30/2005 4.7 4.6 10/31/2005 4.5 4.8 11/30/2005 5 4.9 12/31/2005 4.9 4.8 1/31/2006 5.3 5 2/28/2006 6.3 5 3/31/2006 6.1 5.4 4/30/2006 6.2 6 5/31/2006 6.2 6.3 6/30/2006 6.4 6.8 7/31/2006 7.4 7.2 8/31/2006 6.8 7.1 9/30/2006 6.8 7.1 10/31/2006 7.1 7.2 11/30/2006 6.5 7.1 12/31/2006 6.2 6.4 1/31/2007 7.2 6.5 2/28/2007 8.1 6.5 3/31/2007 8.3 7.2 4/30/2007 7.4 8.2 5/31/2007 7.7 8.6 6/30/2007 8.3 9 7/31/2007 8.3 9.2 8/31/2007 9.4 9.3 9/30/2007 9.3 10.1 10/31/2007 8.4 10.4 11/30/2007 9.4 9.8 12/31/2007 9.6 9.2

Home Price Values Home price values remain volatile, and declined in 22 states annualized quarter over quarter The latest NAR forecast for National Median New Single-Family home price appreciation is 0.4% for 2008, and 3.1% for 2009 Source: U.S Census Bureau, National Association of Realtors Change in Median Prices of New and Existing Single Family Homes New Existing 1/31/2001 0.044 0.0345 2/28/2001 0.0394 0.0375 3/31/2001 0.0101 0.0664 4/30/2001 0.0743 0.0521 5/31/2001 0.0638 0.0551 6/30/2001 0.1196 0.0824 7/31/2001 0.0386 0.0562 8/31/2001 0.0433 0.073 9/30/2001 -0.0215 0.0421 10/31/2001 -0.0323 0.0477 11/30/2001 -0.0385 0.0536 12/31/2001 0.1103 0.0944 1/31/2002 0.1021 0.0922 2/28/2002 0.0839 0.1266 3/31/2002 0.0639 0.1056 4/30/2002 0.0699 0.0622 5/31/2002 0.0689 0.0346 6/30/2002 0.0738 0.0627 7/31/2002 0.071 0.0163 8/31/2002 0.0514 0.0252 9/30/2002 0.0715 0.0777 10/31/2002 0.0943 0.0848 11/30/2002 0.0971 0.0774 12/31/2002 0.0627 0.0935 1/31/2003 0.0661 -0.022 2/28/2003 0.0635 -0.0348 3/31/2003 0.0663 0.0097 4/30/2003 0.0727 0.0007 5/31/2003 0.0728 0.0932 6/30/2003 0.0655 -0.0007 7/31/2003 0.0797 0.084 8/31/2003 0.0957 0.0634 9/30/2003 0.0883 0.0819 10/31/2003 0.0757 0.0264 11/30/2003 0.0559 0.1439 12/31/2003 0.0719 -0.0067 1/31/2004 0.0678 0.1489 2/29/2004 0.086 0.1752 3/31/2004 0.0755 0.1328 4/30/2004 0.0777 0.1724 5/31/2004 0.0942 0.0826 6/30/2004 0.0894 0.1503 7/31/2004 0.0792 0.1168 8/31/2004 0.0637 0.1423 9/30/2004 0.0806 0.1026 10/31/2004 0.0773 0.1828 11/30/2004 0.1036 0.0844 12/31/2004 0.0805 0.1734 1/31/2005 0.0969 0.0602 2/28/2005 0.0887 0.0807 3/31/2005 0.1053 0.0941 4/30/2005 0.1458 0.0622 5/31/2005 0.1149 0.078 6/30/2005 0.1342 0.0516 7/31/2005 0.1325 0.0801 8/31/2005 0.1638 0.0981 9/30/2005 0.1417 0.1383 10/31/2005 0.1675 0.0649 11/30/2005 0.1327 0.0593 12/31/2005 0.1061 0.0397 1/31/2006 0.1141 0.0938 2/28/2006 0.0941 0.0576 3/31/2006 0.0794 0.0397 4/30/2006 0.0411 0.0884 5/31/2006 0.0574 0.042 6/30/2006 0.0046 0.0813 7/31/2006 0.0136 0.0393 8/31/2006 -0.0248 0.0132 9/30/2006 -0.0196 -0.0569 10/31/2006 -0.0426 0.0279 11/30/2006 -0.0377 0.0088 12/31/2006 -0.003 0.0265 1/31/2007 -0.0335 0.0358 2/28/2007 -0.0075 0.0005 3/31/2007 -0.004 0.0988 4/30/2007 -0.0157 -0.0564 5/31/2007 -0.0294 0.0282 6/30/2007 -0.0043 -0.029 7/31/2007 -0.0106 0.035 8/31/2007 -0.0013 -0.0319 9/30/2007 -0.0565 0.0598 10/31/2007 -0.0677 -0.0826 11/30/2007 -0.0435 0.0242 12/31/2007 -0.0646 -0.1036

Homeowner Obligations Source: Federal Reserve Board All Loans Prime Subprime Q1-01 0.0477 0.0245 0.1324 Q2-01 0.0516 0.0266 0.1431 Q3-01 0.0535 0.0285 0.1428 Q4-01 0.0515 0.0272 0.1433 Q1-02 0.0514 0.0269 0.1474 Q2-02 0.0527 0.0265 0.1496 Q3-02 0.0511 0.0255 0.1439 Q4-02 0.049 0.0263 0.1323 Q1-03 0.0485 0.0262 0.1304 Q2-03 0.0497 0.026 0.1235 Q3-03 0.0465 0.0244 0.1174 Q4-03 0.0449 0.0237 0.1153 Q1-04 0.0446 0.0226 0.1166 Q2-04 0.0456 0.024 0.1047 Q3-04 0.0454 0.0232 0.1074 Q4-04 0.0438 0.0222 0.1033 Q1-05 0.0431 0.0217 0.1062 Q2-05 0.0434 0.022 0.1033 Q3-05 0.0444 0.0234 0.1076 Q4-05 0.047 0.0247 0.1163 Q1-06 0.0441 0.0225 0.115 Q2-06 0.0439 0.0229 0.117 Q3-06 0.0467 0.0244 0.1256 Q4-06 0.0495 0.0257 0.1333 Q1-07 0.0484 0.0258 0.1377 Q2-07 0.0512 0.0273 0.1482 Q3-07 0.0559 0.0312 0.1631 Source: MBA: National Delinquency Survey Quarter Financial Obligations Ratio Q1-01 15.9 Q2-01 16.11 Q3-01 15.81 Q4-01 16.34 Q1-02 16.19 Q2-02 16.34 Q3-02 16.62 Q4-02 16.82 Q1-03 16.88 Q2-03 16.86 Q3-03 16.79 Q4-03 16.92 Q1-04 16.89 Q2-04 16.92 Q3-04 17.15 Q4-04 17.01 Q1-05 17.43 Q2-05 17.55 Q3-05 17.79 Q4-05 17.7 Q1-06 17.77 Q2-06 17.97 Q3-06 18.15 Q4-06 18.22 Q1-07 18.03 Q2-07 18.05 Q3-07 18.03 Homeowners' Financial Obligations Ratio as of 9/30/2007 Mortgage Delinquencies1 as of 9/30/2007 Q3 07 delinquencies increased 47 bps over Q2 07, and 92 bps over Q3 06, reaching the highest level since 1986 Consumer financial obligations have generally increased over the past five years 1) All delinquent loans, seasonally adjusted

Mortgage Originations Mortgage originations continued to decline as a result of market illiquidity and decreased consumer demand Source: Mortgage Bankers Association Q1-96 Q2-96 Q3-96 Q4-96 Q1-97 Q2-97 Q3-97 Q4-97 Q1-98 Q2-98 Q3-98 Q4-98 Q1-99 Q2-99 Q3-99 Q4-99 Q1-00 Q2-00 Q3-00 Q4-00 Q1-01 Q2-01 Q3-01 Q4-01 Q1-02 Q2-02 Q3-02 Q4-02 Q1-03 Q2-03 Q3-03 Q4-03 Q1-04 Q2-04 Q3-04 Q4-04 Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 Q2-06 Q3-06 Q4-06 Q1-07 Q2-07 Q3-07 Q4-07 Total 194 209 191 191 174 196 222 241 330 401 429 496 373 405 334 267 238 302 312 287 418 579 507 739 518 552 774 1010 794 1187 1199 632 627 825 646 675 640 800 869 718 610 729 697 690 631 693 553 456 Purchase 101 155 158 145 123 155 162 150 149 225 227 194 168 251 254 205 183 254 255 213 192 272 274 222 217 315 302 263 230 344 384 322 251 379 362 317 294 432 434 352 305 408 376 310 271 353 309 228 Refi 93.214 54.376 32.407 45.904 50.386 41.223 59.985 91.744 182 176 201 303 205 154 80 61 55 48 56 75 226 307 233 517 300 237 472 748 564 843 815 310 376 445 284 358 346 368 434 366 304 321 321 379 360 339 243 228 Mortgage Originations as of Q4 2007

Domestic Market Near-Term Expectations Economy.com and National Association of Realtors estimates for housing market recovery now target 2009 Economy.com reports many analysts fear that declining home values, and a reduction in mortgage equity withdrawals will negatively impact consumer spending MBA estimates mortgage origination volume will continue to fall through 2009 to only 70% of 2006 volume While not stating that the economy is currently in recession, the February Blue Chip Consensus indicates the probability of recession for 2008 is 69% Actual Actual Actual Estimated Estimated ($ trillions) 2005 2006 2007 2008 2009 Total Mortgage Origination Volume $3.03 $2.73 $2.33 $1.96 $1.77 Source: Mortgage Bankers Association Mortgage Finance Forecast February 15, 2008 Annual Mortgage Origination Volumes

Strategy Update

Restructuring Update ResCap announced a major restructuring of mortgage operations Reduced and focused product offerings Closed over 50 sales and servicing locations Shifted more towards direct consumer origination channels In total, ResCap's 2007 restructuring actions, will reduce the workforce by approximately 5,000 employees, or 35 percent Restructuring impacted all three business units: Domestic mortgage operations focuses on originating and servicing prime conforming and high-quality jumbo product, expanding our relationship with GMAC Bank BCG focuses on managing the risk on existing assets IBG limits operations to markets with multiple sources to fund and sell assets Continue to enhance credit/risk management functions across all three segments Incurred a pre-tax restructuring charge of $127 million in Q4 07 20

Current Operating Model Continuing to focus on prime conforming mortgages in the U.S. Developing product criteria to leverage increase in agency caps Majority of production originated in GMAC Bank, with lower cost of funds Only originating products when there is funding and distribution capacity Continuing to reduce the size and risk of the balance sheet Sold residuals related to several U.S. nonprime on-balance sheet securitizations in Q4 2007 Continuing to focus on scalable servicing platform Aggressively managing business lending portfolio Reducing international portfolio by curtailing production and exploring strategic alternatives

Business Segments

Segment-U.S. Residential Finance Group

U.S. Residential Finance Group Prime conforming lender, with capability to originate non-agency mortgages Broad product capabilities include prime, prime-second lien, and nonprime Focus on origination: Direct-to-consumer loan origination platform Including correspondents and mortgage brokers Efficient servicing operation Brands include: $ millions 2005 2006 2007 Q4 06 Q4 07 Total Net Revenue $3,398 $1,765 ($655) ($550) ($119) Net Income $695 ($349) ($3,759)1 ($686) ($923) Total Assets $100,632 $108,088 $55,528 $108,088 $55,528 1) Includes Goodwill Impairment of ($382) million in Q3 07 24

U.S. Loan Production and Servicing Market Share ResCap maintains a top tier position in the U.S. mortgage market Servicing YTD as of 12/31/07 Company Volume ($B) Market Share (%) Countrywide $1,476.2 13.2% Wells Fargo 1,473.2 13.2 CitiMortgage 799.8 7.2 Chase Home Fin 775.9 7.0 Washington Mutual 623.0 5.6 B of A Mortgage 516.9 4.6 ResCap1,2 410.2 3.7 IndyMac 197.0 1.8 Wachovia 193.1 1.7 National City 187.5 1.7 Total Top 10 6,652.8 59.7 Total Industry $11,150.0 Source: Inside Mortgage Finance - February 1, 2008 1) Source for ResCap volume is internal company data 2) Excludes loans for which we acted as subservicer Source: Inside Mortgage Finance - February 1, 2008 1) Source for ResCap volume is internal company data 2) Excludes loans for which we acted as subservicer Source: Inside Mortgage Finance - February 1, 2008 1) Source for ResCap volume is internal company data 2) Excludes loans for which we acted as subservicer Loan Production YTD as of 12/31/07 Company Volume ($B) Market Share (%) Countrywide $408.2 16.8% Wells Fargo 271.9 11.2 Chase Home Fin 210.1 8.6 Citi 198.0 8.1 B of A Mortgage 190.1 7.8 Washington Mutual 137.9 5.7 Wachovia 97.1 4.0 ResCap1,2 93.9 3.9 IndyMac 76.9 3.2 SunTrust Mortgage 59.4 2.4 Total Top 10 1,743.5 71.7 Total Industry $2,430.0 Source: Inside Mortgage Finance - January 25, 2008 1) Source for ResCap volume is internal company data 2) Excludes seasoned loan acquisitions Source: Inside Mortgage Finance - January 25, 2008 1) Source for ResCap volume is internal company data 2) Excludes seasoned loan acquisitions Source: Inside Mortgage Finance - January 25, 2008 1) Source for ResCap volume is internal company data 2) Excludes seasoned loan acquisitions

12/31/04 12/31/05 12/31/06 12/31/07 12/31/06 12/31/07 Retail Branches 18.012 19.097 15.036 12.26 3.339 2.87 Direct Lending 16.209 17.228 12.547 10.664 3.13 1.911 Mortgage Brokers 16.302 22.961 29.025 20.561 6.774 3.364 Correspondent 82.504 99.776 104.96 50.42 28.006 7.361 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 12/31/2006 12/31/2007 Prime Conforming 89.259 45.593 50.047 43.35 47.376 10.814 12.9513 Prime Non-Conforming 38.093 43.473 55.811 60.294 27.166 17.518 0.3952 Government 4.929 4.834 4.251 3.665 3.605 0.781 1.1937 Nonprime 29.763 27.88 35.874 30.555 4.197 6.932 0.0674 Prime Second-Lien 9.176 11.247 13.079 23.704 11.561 5.204 0.8982 U.S. Mortgage Loan Production ResCap residential loan production has decreased significantly year-over-year In Q4, further reductions were made to prime non-conforming and prime second-lien originations Prime non-conforming originations have decreased sharply Nonprime originations have been reduced to almost zero Originations limited to funding and distribution capacity for the assets 94 159 162 94 159 U.S. Production by Source U.S. Production by Type Year Ended $ billions $ billions 162 Quarter Ended 41 16 41 16 Year Ended Quarter Ended Year Ended

U.S. Nontraditional Loan Production ResCap's non-traditional production has been nearly eliminated A variety of quality control procedures and periodic audits are conducted to ensure compliance with all underwriting standards 12/31/04 12/31/05 12/31/06 12/31/07 12/31/06 12/31/07 Interest-only 7.2888 32.7063 34.8132 15.39 8.99 0.93 Payment Option Adjustable Rate 0.0059 5.0761 18.3082 7.6 4.26 0.03 High Loan to Value (+100%) 9.4146 6.527 8.6487 3.6 2.25 0.45 Below Market Initial Rate ("Teaser") 0.6381 0.5366 0.257 0.04 0.05 0 27 U.S. Nontraditional Production $ billions 45 62 1 16 Year Ended Quarter Ended

U.S. Servicing Portfolio ResCap's world-class servicing operation continues to perform well in a challenging environment Single operation supports all loan products, brands and investors Scalable servicing platform with capacity to handle significant additional volume Provided over 15,000 modifications in 2007 Executed over 9,000 permanent modifications Maintaining strong re-underwriting practices to ensure borrower success 1) Excludes loans for which we acted as a subservicer that totaled an unpaid principal balance of $44.3 billion at 12/31/07, and $55.4 billion at 12/31/06 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 Prime Conforming 153.693 165.577 212.007 244.094 267.511 Prime Non-Conforming 43.951 55.585 50.759 58.479 54.993 Government 17.594 18.328 18.057 18.789 19.382 Prime-Second Lien 9.522 13.718 19.813 31.576 31.523 Nonprime 45.747 51.139 52.704 50.287 36.809 Prime 353 403 U.S. Servicing Portfolio by Type1 $ billions 410

Segment-Business Capital Group

Business Capital Group Managing balance sheet down aggressively in response to tough home builders climate Lower gross sales and higher cancellation rates for our customers driven by Recent severe liquidity challenges in the credit and mortgage markets Diminished consumer confidence Increased home inventories and foreclosures, placing downward pressure on home prices Lack of mortgage liquidity impacted new home sales / closings for homebuilders New single family home sales are down 41% from prior year $ millions 2005 20061 2007 Q4 06 Q4 07 Total Net Revenue $403 $301 ($363) $29 ($311) Net Income $201 $140 ($439) $14 ($325) Total Assets $5,546 $7,477 $5,566 $7,477 $5,566 1) Excludes $415 million in Net Revenue and $259 million after tax gain on sale from sale of an equity interest in a regional homebuilder in Q2 06

Residential Construction Residential Construction Products Provides capital to homebuilders, residential land developers and others for the acquisition, development and construction of residential housing developments Client Profile Homebuilders are generally among the largest 200 homebuilders in United States or large regional residential land developers Joint ventures formed by two or more large homebuilders Deal Structures Master commitment used to finance multiple projects with all projects cross-collateralized and cross-defaulted Project specific commitment used to finance single project, typically a joint venture Limited number of working secured and unsecured capital loans to certain clients Loan characteristics Most loans are in the $40 million to $50 million range The term generally ranges from 36 to 60 months As of 12/31/07 we maintained $3.5 billion in commitments and $2.5 billion in outstanding principal Equity Investments As of 12/31/07 we had equity interests in two regional homebuilders, and maintained total equity investments, including the two regional homebuilders, of approximately $436 million

Residential Equity Residential Equity Products Subordinated debt financing for residential construction projects and manufactured housing communities to finance a portion of their project equity Client profile Homebuilders are generally among the largest 200 homebuilders in United States; usually smaller builders than Residential Construction Residential land developers Loan characteristics Loans are generally secured by the homebuilder's or developer's interest in the entity Financing generally covers 80% to 90% of the homebuilder's or developer's equity contribution for a particular project Most loans generally are in the range of $5 to $10 million in size, with a term of approximately three years As of 12/31/07 maintained total commitments of approximately $389 million of mezzanine financing with $369 million in principal outstanding

Model Home and Resort Finance Model Home Finance Partners with many of the top public homebuilders providing capital solutions in the form of model home leasing and lot option contracts Model home lease program Sale / Leaseback product The homebuilder leases the model home at a lease rate tied to a monthly floating interest rate Contract term of approximately 18 to 24 months As of 12/31/07 we had more than 2,400 model homes under lease with a net book value of approximately $734 million Lot option program ResCap purchases the land and simultaneously enters into two contracts with a homebuilder to develop the land into completed lots and an option to purchase finished lots Option term of approximately 24 to 60 months As of 12/31/07 we owned approximately 8,300 residential lots through the lot option program, with a book value of approximately $376 million Resort Finance Lending consists of corporate borrowing lines secured by consumer timeshare receivables and acquisition, development and construction loans to U.S. based, privately held timeshare developers Client profile Mid-size resort and timeshare developers Loan characteristics Loans are generally secured by eligible timeshare receivables Loan size generally ranges between $10 and $350 million in size, have a term of approximately 36 to 60 months As of 12/31/07 we maintained total commitments of approximately $2.2 billion with $1.4 billion in principal outstanding

Business Capital Diversification The Business Capital Group assets were $5.6 billion at the end of 2007, down from $7.5 billion at the end of 2006, a major driver being the sale of the Health Capital group 2003 2004 2005 2006 2007 Q3-06 Q3-07 Residential Construction 1.28 1.97 2.55 3.05 2.71 3.06 3.26 Model Home Finance 0.85 1.11 1.43 2.12 1.272 2.08 1.57 Resort Finance 0.36 0.67 0.68 1.14 1.39 1.06 1.38 Residential Equity 0.22 0.29 0.31 0.39 0.19 0.4 0.28 Health Capital 0.34 0.4 0.59 0.77 - 0.6 0 5.5 Business Capital Group Assets $ billions 7.5 5.6 1) Health Capital business was sold in Q3 2007 1

Segment-International Business Group

International Business Group

- **Continued illiquidity in global capital markets drove a $184 million loss in Q4 07**
- **U.K. and Continental Europe operations include residential mortgage loan origination, acquisition, sale and securitization**
  - U.K. generally securitizes nonprime loans and sells prime non-conforming loans through whole-loan sales
  - Continental Europe originates mortgage loans through financial institutions and other intermediaries and sells through private mortgage-backed securities for institutional investors
- **Canadian operations originate and acquire mortgage loans through third parties and our Canadian mortgage broker subsidiary, Mortgage Intelligence Inc.**
  - Originate prime conforming and non-conforming first mortgages, and mortgages with second liens on residential property sold through public and private mortgage and asset-backed securities and whole-loans
- **Latin American operations include both commercial lending and acquisition and securitization of residential mortgage loans**
- **Australian operations originate residential mortgage loans with the intent to securitize**

$ millions	2005	2006	2007	Q4 06	Q4 07
Total Net Revenue	$383	$463	($335)	$185	($113)
Net Income	$90	$170	($622)[1]	$97	($184)
Total Assets	$10,695	$13,982	$17,903	$13,982	$17,903

1) Includes Goodwill Impairment of ($65) million in Q3 07

Fourth Quarter 2007 Update

RESCAP

36

International Business Production and Revenue Reducing international production Production limited to distribution capabilities for the assets International Loan Production1 1) Excludes commercial lending activities 2004 2005 2006 2007 Q4-06 Q4-07 U.K. 11.57 12.54 22.42 18.9 6.29 2.74 Continential Europe 1.72 2.83 3.93 7.15 1.34 1.72 Other 0.72 1.17 1.44 2.53 0.43 0.86 28.6 27.8 16.5 5.3 8.1 IBG Net Revenue by Country 2003 2004 2005 2006 2007 Q4-06 Q4-07 U.K. 131 206 272 294 -221 95 -70 Continental Europe 26 25 41 77 -179 52 -52 Canada 6 26 37 53 6 24 -5 Other 21 32 39 59.7 13.4 14.1 (335) 463 383 (113) 185

Liquidity and Funding

Liquidity and Capital Global ResCap cash and cash equivalents of $4.4 billion (12/31/07) ResCap cash declined compared to Q3 2007 for several reasons including: Cash expended on the Tender Offer to repurchase debt at a discount Incremental cash requirements to support inventory held in International Operations Consolidated tangible net worth exceeded the $5.4 billion covenant at year-end Revolving credit facilities have not been drawn upon and remain available FHLB funding for GMAC Bank remains available Attention focused on ensuring liquidity is maintained to meet funding obligations in 2008 ($ billions) Q1 07 Q2 07 Q3 07 Q4 07 Cash and Cash Equivalents $2.6 $3.7 $6.5 $4.4 Common Equity $7.2 $7.5 $6.2 $6.0

ST Unsecured ST Secured LT Secured LT Unsecured O/S ($mn) 625 16611 27372 17722 Debt Capital Structure $4.4 billion of ResCap's $18 billion in unsecured debt, will mature in 2008 Continue aggressively working to maintain adequate liquidity, including negotiation of renewals, asset sales, strategic initiatives, replacement facilities and/or other alternatives, including use of existing alternative liquidity sources 1) Includes on-balance sheet financings and excludes off-balance sheet financings Unsecured Debt Maturity Profile as of 12/31/07 Borrowings1 As Of 12/31/07 $62.3 billion 2008 2009 2010 2011 2012 2013 and Thereafter Domestic senior unsecured notes 2354.9 1750 2377.8 1331.2 1091.6 2360.2 Domestic subordinated unsecured notes 0 758.3 0 0 0 0 Domestic third-party bank credit facility 1750 0 0 0 0 0 International unsecured notes 0 0 826.3 0 942.4 1516 Other unsecured long-term debt 255.7 233.8 8.7 0 164.8 0

Funding Diversity Continued to maintain funding diversity Expanded relationship with GMAC Bank GMAC Bank deposits increased in 2007 over 2006 Deconsolidation of the majority of the HFI portfolio resulted in removal of $25.9 billion of assets net of $1.5 billion allowance for loan loss, and $26.6 billion of collateralized borrowings Unsecured Borrowings Bank Term Loan Deposits Secured Borrowings Collateralized Borrowings Off-Balance Sheet Securitizations As of 12/31/06 15222.9 1750 9851 42907.5 53299.5 119295.8 Total Funding1 as of 12/31/07 $212.0 billion Total Funding1 as of 12/31/06 $242.3 billion Unsecured Borrowings Bank Term Loan Deposits Secured Borrowings Collateralized Borrowings Off-Balance Sheet Financings 1) Includes off-balance sheet financings Unsecured Borrowings Bank Term Loan Deposits Secured Borrowings Collateralized Borrowings Off-Balance Sheet Securitizations As of 12/31/07 16597 1750 13349.8 27837.2 16145.7 136108.3

GMAC Bank Expanded use of GMAC Bank Volatility of public debt markets and the current credit environment have made historical mortgage production model challenging GMAC Bank has access to FHLB Advances and Deposits Total FHLB borrowing capacity of $12.6 billion ($1.2 billion of which is unused) Total deposits increased by 31% over 2006 year end GMAC Bank Production ($ billions) Q1 07 Q2 07 Q3 07 Q4 07 FY 2007 Prime Conforming Mortgage Loans $2.7 $3.1 $3.7 $5.0 $14.5 Prime Nonconforming Mortgage Loans 1.4 1.7 0.9 0.2 4.2 Government Mortgage Loans 0.3 0.4 0.6 0.7 2.0 Prime Second-Lien Mortgage Loans 0.3 0.5 0.7 0.4 1.9 Total GMAC Bank Production $4.8 $5.7 $5.8 $6.4 $22.7 MEMO: As % of Total U.S. Production 15% 21% 29% 41% 24% GMAC Bank Assets and Deposit Liabilities Q1 07 Q2 07 Q3 07 Q4 07 2006 ($ billions) Q1 07 Q2 07 Q3 07 Q4 07 2006 Assets $20.7 $23.2 $28.1 $28.4 $19.8 Deposit Liabilities $9.4 $10.7 $14.5 $13.0 $9.9 Amounts include assets and deposit liabilities of the auto division of GMAC Bank 42

Bank Cash and Capital Ratios Regulators require the Bank to maintain a well capitalized categorization Bank maintains strong capital ratios in excess of well capitalized requirements Cash position adjusted to reflect current funding needs at GMAC Bank Regulatory Risk Based Capital Q1 07 Q2 07 Q3 07 Q4 07 Well Capitalized Minimum Requirement Tier 1 15.0% 15.5% 16.4% 15.8% 6.0% 4.0% Total Capital 15.4% 15.9% 16.9% 16.2% 10.0% 8.0% Leverage Ratio 11.3% 12.2% 12.5% 11.5% 5.0% 4.0% GMAC Bank Cash ($ millions) Q1 07 Q2 07 Q3 07 Q4 07 Cash $121 $416 $2,164 $1,482 43

Asset Quality

Nonprime and Prime Exposure Throughout 2007, significantly reduced exposure to nonprime risk Nonprime servicing book decreased approximately 24% since Q1 07 Warehouse Lending book decreased dramatically throughout 2007 due to exits of lending relationships Held for Sale portfolio reduction driven by discipline of only originating loans that can be distributed Held for Investment portfolio down due to deconsolidation of certain securitized assets as well as asset run-off and loan charge-offs Warehouse Lending Receivables Loan Servicing Portfolio Held For Sale Nonprime1 Prime and Other2 Loans Held For Investment 1) Prime and Other includes Prime Conforming, Prime Nonconforming, Prime Second-Lien, and Government. 2) The nonprime category includes high FICO/high LTV loans, high FICO alternative attribute loans, purchased distressed assets, and subprime assets (Weighted Average FICO 618) for the domestic business and international loans with at least some adverse credit history. Q1-07 Q2-07 Q3-07 Q4-07 Nonprime 70.3 64.3 60 52.6 Prime 382.6 396.2 405.6 400.7 Q1-07 Q2-07 Q3-07 Q4-07 Nonprime 5 4 2.9 2 Prime 17 15.3 12 10 Q1-07 Q2-07 Q3-07 Q4-07 Nonprime 47.9 44.6 37.1 16.9 Prime 17.4 18 23.7 25.3 Q1-07 Q2-07 Q3-07 Q4-07 Nonprime 1.2 0.3 0.2 0.2 Prime 5.3 3.6 1.6 1.5 ($ billions) ($ billions) ($ billions) ($ billions) $17 billion of securitized assets (largely nonprime), with net economic exposure limited to $0.5 billion

Composition of Held For Investment Portfolio HFI portfolio decreased resulting from efforts to streamline balance sheet Transferred $4.9 billion of assets from HFS to HFI in Q4 07, predominately from the International Business Group Deconsolidated certain securitized assets from balance sheet Contains $7.3 billion International assets as of Q4 2007 versus $2.4 billion as of Q3 2007 12/31/2007 Prime Conforming 1070890 Prime non-conforming 16709924 Government 184566 Prime second-lien 7292788 Non-Prime 16904428 9/30/2007 Prime Conforming 1257400 Prime non-conforming 14529954 Government 189428 Prime second-lien 7720743 Non-Prime 37074464 Investment Portfolio for the Quarter Ended 12/31/07 $42.2 billion1,2 Investment Portfolio for the Quarter Ended 9/30/07 $60.8 billion1,2 Prime Conforming Prime Non-Conforming Prime Second-Lien Nonprime 1) Amount shown before allowance for loan losses 2) Government loans comprised less than 1% of the portfolio, and as of December 31, 2007 and September 30, 2007 were $185 million and $189 million, respectively

Nonperforming Assets and Allowance Deterioration of the domestic housing market throughout 2007 significantly affected allowance for loan losses and nonperforming assets Allowance for loan losses increased as a result of higher expected frequency and severity of losses Deconsolidation of various securitization trusts and removal of mortgage loans held for investment from the balance sheet also affected allowance and nonaccrual levels 2003 2004 2005 2006 2007 Q1 07 Q2 07 Q3 07 Allowance for Loan Losses 618 1014.7 1253.3 1930.759 1350.796 2212.7 1998.9 2091.373 Allowance as % of Total HFI and Lending Receivables 0.0113 0.0151 0.0152 0.0229 0.0265 0.0283 0.0271 0.03 2003 2004 2005 2006 2007 Q1 07 Q2 07 Q3 07 Nonperforming Assets 2486 5076.5 6783.8 9844.3 7124.9 10659.2 10745 10654.9 Nonperforming as % of Total HFI and Lending Receivables 0.076 0.082 0.117 0.14 0.1363 0.146 0.153 Prime HFI Nonperforming Assets Allowance for Loan Losses Note: Nonperforming assets include total nonaccrual loans, restructured loans, and foreclosed assets

HFI Nonaccruals and Allowance 2003 2004 2005 2006 2007 Q1 07 Q2 07 Q3 07 HFI Allowance for Loan Losses 491 872.9 1065.9 1508.361 832.274 1659.77 1695.644 1734.217 Allowance as % of HFI 0.0106 0.0151 0.0155 0.0217 0.0197 0.0254 0.0271 0.0285 HFI Allowance for Loan Losses 2003 2004 2005 2006 2007 Q1 07 Q2 07 Q3 07 Total HFI 46258 57708 68959 69436 42163 65250 62665 60771.989 Mortgage Nonaccruals as a % of HFI 0.045 0.08 0.09 0.1053 0.1268 0.1191 0.1404 0.141 Mortgage Nonaccrual Loans as Percent of Total HFI Credit quality of HFI portfolio remains challenged as we continue to experience higher delinquency levels Nonaccruals decreased in Q4 as a result of deconsolidation

Lending Receivables Nonaccruals and Allowance 2004 2005 2006 2007 Q1 07 Q2 07 Q3 07 Lending Receivables Allowance for Loan Losses 141.723 187.41 396.6 485.226 525.3 274.112 325.936 Allowance as % of Lending Receivables 0.0149 0.0138 0.0266 0.0546 0.0406 0.0247 0.0372 Lending Receivables Allowance for Loan Losses 2004 2005 2006 2007 Q1 07 Q2 07 Q3 07 Total Lending Receivables 9499 13588 14927 8892 12948.662 11084 8762 Lending Receivables Nonaccruals as a % of Lending Receivables 0.0007 0.005 0.0929 0.071 0.1094 0.0288 0.0498 Lending Receivables Nonaccrual Loans as Percent of Total Lending Receivables Lending receivables portfolio has been influenced by the slowdown in the residential construction sector

Nonprime Prime Retained Interests 63535 1254123 Retained Interests from Off-Balance Sheet Securitizations Interests that continue to be held by ResCap from the company's off-balance sheet securitizations at the end of Q4 were $1.3 billion Residual exposure was limited to $660 million dollars as of 12/31/2007 Prime Retained Interests Nonprime Retained Interests Retained Interests from Off-Balance Sheet Securitizations Total: $1.3 billion As of 12/31/2007 5% Trading Securities - Retained Interests Only Prime Nonprime Total Mortgage / asset-backed securities $387 $29 $416 Residual Interests 640 20 660 Interest-only securities 178 2 180 Principal-only securities 46 0 46 Other 3 13 16 Total $1,254 $64 $1,318 Breakdown of Retained Interests from Off-Balance Sheet Securitizations as of 12/31/07 95% $ millions

Performance of U.S. Primary Servicing Portfolio Credit performance of our U.S. Primary Servicing portfolio reflects challenging mortgage market conditions 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 Q1-07 Q2-07 Q3-07 30 Days Past Due 0.0286 0.0263 0.0314 0.0336 0.0349 0.0251 0.0341 0.0355 60 Days Past Due 0.008 0.0068 0.0088 0.0095 0.0131 0.0078 0.0106 0.012 90+ Days Past Due 0.0078 0.0078 0.0047 0.0046 0.0109 0.0135 0.0108 0.0117 Foreclosures 0.0125 0.0114 0.0091 0.0116 0.023 0.0129 0.0153 0.0209 5.40% U.S. Primary Servicing Portfolio Performance1,2,3,4 1) The above table reflects performance of the U.S. Primary Servicing Portfolio. ResCap does not have direct credit exposure on most of these mortgage loans 2) Excludes loans for which we acted as subservicer 3) Prime credit quality loans and some of our other mortgage loans are considered to be 30 or more days delinquent when a payment due remains unpaid as of the close of business on the last business day immediately prior to the next following monthly due date 4) Historical numbers reflect the exclusion of REO and Charged off / Liquidated Servicing Assets 5.93% 8.19%

Investor Communication

Company Websites Company Web Address Information on site rescapholdings.com Company overview Leadership team Segments & site links SEC filings & financials Presentations Press releases gmacrfc.com (click on Institutional Investors on left of page to enter issuance section) Company information Deal documents Distribution statements Deal level collateral and performance information Loan level (U.S. only) Analytical Tool (U.S. only) Vintage analysis (U.S. only) gmacmortgage.com gmacmbond.com Company information Deal level collateral and performance information ResCap and the business segments maintain multiple websites to provide a variety of company information to our secured and unsecured investors

Investor Communication

ResCap is committed to continuing to enhance our communication

- Website: www.rescapholdings.com
- Email: investorrelations@rescapholdings.com (sign up online to receive email alerts as new information about ResCap becomes available)
- Bloomberg ticker: RESCAP <CORP> Go
- Investor hotline: 1-888-440-8851 (U.S.) or 1-952-857-7428
- ResCap is an SEC registrant
  - As a public registrant, we are providing to the market detailed quarterly and annual information through our Form 10-Qs and Form 10-K
  - We let the market know of certain material developments through the public filing of Form 8-Ks
- Wall Street research analysts and industry publications have initiated public coverage of ResCap including[1]:
  - Bank of America – John Guarnera
  - Bear Stearns – Ian Jaffe
  - Creditsights – David Hendler
  - Citigroup – Ryan O'Connell
  - Gimme Credit – Kathleen Shanley
  - HSBC – Van Hesser
  - JP Morgan – Kabir Caprihan
  - Lehman Brothers – Jonathan Glionna

1) Research and coverage of ResCap is at the discretion of each individual publication, and can be discontinued at any time

Fourth Quarter 2007 Update

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